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                     NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

                            SUPPLEMENT TO PROSPECTUS
                               DATED JULY 30, 2004

At a meeting of the Board of Trustees of Nicholas-Applegate Institutional Funds on behalf of U.S. Systematic Mid Cap Growth Fund (the "Fund"), held on November 11, 2004, the Board approved, subject to shareholder approval, a Plan of Reorganization (the "Plan") with respect to the Fund and U.S. Systematic SMID Growth Fund (the "Acquiring Fund"). The Plan provides for the transfer of the Fund's assets to the Acquiring Fund in a tax-free exchange for Class IV shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, the distribution of Class IV shares of the Acquiring Fund to Fund shareholders and the subsequent termination of the Fund (the "Reorganization"). No sales charge or redemption fee will be imposed at the time of the Reorganization nor will shareholders be subject to a sales charge on any additional investments they make in Class IV shares of the Acquiring Fund, or a redemption fee upon the redemption of such shares, after the Reorganization.

It is currently contemplated that holders of Fund shares as of January 14, 2005 (the "Record Date") will be asked to approve the Plan on behalf of the Fund at a special meeting of shareholders to be held on or about February 10, 2005. If the Plan is approved, the Reorganization will become effective on or about February 11, 2005.

A Prospectus/Proxy Statement with respect to the proposed Reorganization will be mailed prior to the meeting to Fund shareholders as of the Record Date. The Prospectus/Proxy Statement will describe the Acquiring Fund and other matters. Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-551-8043.